                                   EXHIBIT 21.1

           SUBSIDIARIES OF AMERICAN BUSINESS FINANCIAL SERVICES, INC.


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                                                                                                    JURISDICTION
                  PARENT                                    SUBSIDIARY                            OF INCORPORATION
       ------------------------------      --------------------------------------------     -----------------------------
       American Business Financial         American Business Credit, Inc. ("ABC")           Pennsylvania
       Services, Inc. ("ABFS")

       ABFS                                ABFS 2002-1, Inc.                                Delaware

       ABFS                                ABFS 2002-2, Inc.                                Delaware

       ABFS                                ABFS 2001-1, Inc.                                Delaware

       ABFS                                ABFS 2001-2, Inc.                                Delaware

       ABFS                                ABFS 2001-3, Inc.                                Delaware

       ABFS                                ABFS 2001-4, Inc.                                Delaware

       ABFS                                ABFS 2000-1, Inc.                                Delaware

       ABFS                                ABFS 2000-2, Inc.                                Delaware

       ABFS                                ABFS 2000-3, Inc.                                Delaware

       ABFS                                ABFS 2000-4, Inc.                                Delaware

       ABFS                                ABFS OSO, Inc.                                   Delaware

       ABC                                 American Business Mortgage Services, Inc.        New Jersey
                                           (formerly New Jersey Mortgage and
                                           Investment
                                           Corp.) ("ABMS")

       ABC                                 Processing Service Center, Inc.                  Pennsylvania

       ABC                                 HomeAmerican Credit, Inc. ("HAC")(1)             Pennsylvania

       ABC                                 HomeAmerican Consumer Discount Company           Pennsylvania

       ABC                                 American Business Leasing, Inc. ("ABL")          Pennsylvania

       ABC                                 Tiger Relocation Company                         Pennsylvania

       ABC                                 Marion's Management Corp.                        Delaware

       ABC                                 August Advertising Agency Inc.                   Pennsylvania

       ABFS                                ABFS 1996-1, Inc.                                Delaware

       ABFS                                ABFS 1996-2, Inc.                                Delaware

       ABFS                                ABFS 1997-1, Inc.                                Delaware

       ABFS                                ABFS 1997-2, Inc.                                Delaware



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

                                                                                                    JURISDICTION
                  PARENT                                    SUBSIDIARY                            OF INCORPORATION
       ------------------------------      --------------------------------------------     -----------------------------
       ABFS                                ABFS 1998-1, Inc.                                Delaware

       ABFS                                ABFS 1998-2, Inc.                                Delaware

       ABFS                                ABFS 1998-3, Inc.                                Delaware

       ABFS                                ABFS 1998-4, Inc.                                Delaware

       ABFS                                ABFS 1999-1, Inc.                                Delaware

       ABFS                                ABFS 1999-2, Inc.                                Delaware

       ABFS                                ABFS 1999-3, Inc.                                Delaware

       ABFS                                ABFS 1999-4, Inc.                                Delaware

       ABFS                                ABFS 1998-A-1, Inc.                              Delaware

       ABFS                                ABFS 1998-A-2, Inc.                              Delaware

       ABFS                                ABFS Special Purpose Management, Inc.            Delaware

       ABFS                                Upland Corporation                               Utah

       ABFS                                ABFS Millenium, Inc.                             Delaware

       ABFS                                ABFS Residual Holding, Inc.                      Delaware

       ABC, HAC & ABMS                     ABFS Greenmont, Inc.                             Delaware

       ABC, HAC & ABMS                     ABFS 1999-A-1, Inc.                              Delaware

       ABC, HAC & ABMS                     ABFS 1999-A-2, Inc.                              Delaware

       ABC                                 NJLQ Holdings Inc.                               New Jersey

       ABMS                                Federal Leasing Corp. ("FLC")                    New Jersey

       ABL and FLC                         ABFS Finance LLC                                 Delaware

       ABL and FLC                         ABFS Residual LLC                                Delaware

       ABL                                 ABFS Finance LLC, 1999-A                         Delaware

       ABL                                 ABFS Residual LLC, 1999-A                        Delaware

       ABL

       ABL                                 American Business Lease Funding                  Delaware
                                           Corporation

       FLC                                 FLC Financial Corp.                              Delaware

       FLC                                 FLC Financial Corp. II                           Delaware

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(1) HomeAmerican Credit, Inc. is doing business as Upland Mortgage.